Exhibit 99.1

Contact: Jane M. Elliott

770-829-8234 Voice

770-829-8267 Fax

investor.relations@globalpay.com

Global Payments Reports Third Quarter Earnings

ATLANTA, April 2, 2012 — Global Payments Inc. (NYSE: GPN) today announced results for its fiscal third quarter ended February 29, 2012. For the third quarter, revenues grew 17% to $533.5 million compared to $456.4 million in the prior fiscal year. Cash earnings per share grew 17% to $0.83 compared to $0.71 in the prior year (See Schedule 2 for Cash Earnings). On a GAAP basis, the company reported fiscal 2012 third quarter diluted earnings per share growth of 24% to $0.73 compared to $0.59 in the prior year (See Schedule 1 for GAAP Consolidated Statements of Income).

Chairman and CEO Paul R. Garcia stated, “We delivered solid third quarter results driven by continued steady performances in our US and International businesses.”

David E. Mangum, Senior Executive Vice President and CFO, stated, “We continue to expect our annual revenue for fiscal 2012 to be $2,150 million to $2,200 million, or 16% to 18% growth over fiscal 2011 and fiscal 2012 diluted earnings per share on a cash basis to be a range of $3.50 to $3.58, reflecting 14% to 16% growth over fiscal 2011. We now expect GAAP diluted earnings per share of $3.10 to $3.18 representing 19% to 22% growth over the prior year and reflecting some planned cost saving initiatives for our fourth quarter.” (See Schedule 9 for Outlook Summary.)

Cash earnings exclude normalized adjustments and acquisition intangible amortization expense from continuing operations. (See Schedule 6 and 7 for Reconciliations of Cash Earnings to GAAP, Schedule 2 for Cash Earnings and Schedule 3 for Segment Information on GAAP and Cash Earnings).

—More—

GPN Reports Third Quarter Earnings

April 2, 2012

Conference Call

Global Payments will discuss financial results and business highlights on today’s scheduled call, April 2, 2012 at 8:00 a.m. EDT. Callers may access the conference call via the investor relations page of the Company’s Web site at www.globalpaymentsinc.com by clicking the “Webcast” button; or callers in North America may dial 1-888-895-3550 and callers outside North America may dial 1-706-758-8809. The pass code is “GPN.” A replay of the call may be accessed through the Global Payments Web site through April 18, 2012.

Global Payments Inc. (NYSE:GPN) is a leading provider of electronic transaction processing services for merchants, Independent Sales Organizations (ISOs), financial institutions, government agencies and multi-national corporations located throughout the United States, Canada, Europe and the Asia-Pacific region. Global Payments, a Fortune 1000 company, offers a comprehensive line of processing solutions for credit and debit cards, business-to-business purchasing cards, gift cards, electronic check conversion and check guarantee, verification and recovery including electronic check services, as well as terminal management. Visit www.globalpaymentsinc.com for more information about the company and its services.

This announcement and comments made by Global Payments’ management during the conference call may contain certain forward-looking statements within the meaning of the “safe-harbor” provisions of the Private Securities Litigation Reform Act of 1995. Statements that are not historical facts, including revenue and earnings estimates and management’s expectations regarding future events and developments, are forward-looking statements and are subject to significant risks and uncertainties. Important factors that may cause actual events or results to differ materially from those anticipated by such forward-looking statements include the following:the results of the investigation of the unauthorized access of a portion of our processing system announced on March 30, 2012, and the impact on our results of operations; foreign currency risks which become increasingly relevant as we expand internationally, the effect of current worldwide economic conditions, including sovereign insolvency situations and a decline in the value of the U.S. dollar, developments in the implementation of debit interchange legislation, and future performance and integration of recent acquisitions, and other risks detailed in the company’s SEC filings, including the most recently filed Form 10-Q or Form 10-K, as applicable. The company undertakes no obligation to revise any of these statements to reflect future circumstances or the occurrence of unanticipated events.

###

SCHEDULE 1

UNAUDITED GAAP CONSOLIDATED STATEMENTS OF INCOME

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	February 29, 2012	February 28, 2011	% Change	February 29, 2012	February 28, 2011	% Change
Revenues	$533,539	$456,382	17%	$1,606,815	$1,340,047	20%

Operating expenses:
Cost of service	194,218	168,332	15%	571,685	473,578	21%
Sales, general and administrative	246,973	209,851	18%	737,593	623,019	18%

	441,191	378,183	17%	1,309,278	1,096,597	19%

Operating income	92,348	78,199	18%	297,537	243,450	22%

Other income (expense):
Interest and other income	2,368	1,631	45%	7,128	7,239	(2%)
Interest and other expense	(3,698)	(4,315)	(14%)	(12,663)	(13,455)	(6%)

	(1,330)	(2,684)	(50%)	(5,535)	(6,216)	(11%)

Income from continuing operations before income taxes	91,018	75,515	21%	292,002	237,234	23%
Provision for income taxes	(25,328)	(20,962)	21%	(86,082)	(70,489)	22%

Income from continuing operations	65,690	54,553	20%	205,920	166,745	23%
Loss from discontinued operations, net of tax	—	(430)	NM	—	(946)	NM

Net income including noncontrolling interests	65,690	54,123	21%	205,920	165,799	24%
Less: Net income attributable to noncontrolling interests, net of tax	(7,770)	(6,334)	23%	(22,845)	(15,138)	51%

Net income attributable to Global Payments	$57,920	$47,789	21%	$183,075	$150,661	22%

Amounts attributable to Global Payments:
Income from continuing operations	$57,920	$48,219	20%	$183,075	$151,607	21%
Loss from discontinued operations, net of tax	—	(430)	NM	—	(946)	NM

Net income attributable to Global Payments	$57,920	$47,789	21%	$183,075	$150,661	22%

Basic earnings per share attributable to Global Payments:
Income from continuing operations	$0.74	$0.60	23%	$2.32	$1.90	22%
Loss from discontinued operations, net of tax	—	—	NM	—	(0.01)	NM

Net income attributable to Global Payments	$0.74	$0.60	23%	$2.32	$1.89	23%

Diluted earnings per share attributable to Global Payments:
Income from continuing operations	$0.73	$0.60	22%	$2.30	$1.89	22%
Loss from discontinued operations, net of tax	—	(0.01)	NM	—	(0.02)	NM

Net income attributable to Global Payments	$0.73	$0.59	24%	$2.30	$1.87	23%

Weighted average shares outstanding:
Basic	78,421	79,897		78,937	79,711
Diluted	79,065	80,733		79,511	80,413

NM - Not Meaningful

SCHEDULE 2

CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)
	Three Months Ended			Nine Months Ended
	February 29, 2012	February 28, 2011	% Change	February 29, 2012	February 28, 2011	% Change
Revenues	$533,539	$456,382	17%	$1,606,815	$1,340,047	20%

Operating expenses:
Cost of service	181,338	156,082	16%	534,009	444,031	20%
Sales, general and administrative	246,973	206,694	19%	737,593	614,340	20%

	428,311	362,776	18%	1,271,602	1,058,371	20%

Operating income	105,228	93,606	12%	335,213	281,676	19%

Other income (expense):
Interest and other income	2,368	1,631	45%	7,128	7,239	(2%)
Interest and other expense	(3,698)	(4,315)	(14%)	(12,663)	(13,455)	(6%)

	(1,330)	(2,684)	(50%)	(5,535)	(6,216)	(11%)

Income from continuing operations before income taxes	103,898	90,922	14%	329,678	275,460	20%
Provision for income taxes	(28,912)	(25,214)	15%	(97,163)	(80,027)	21%

Income from continuing operations including noncontrolling interests	74,986	65,708	14%	232,515	195,433	19%
Less: Net income attributable to noncontrolling interests, net of tax	(9,671)	(8,121)	19%	(28,756)	(17,561)	64%

Net income from continuing operations attributable to Global Payments	$65,315	$57,587	13%	$203,759	$177,872	15%

Basic earnings per share	$0.83	$0.72	15%	$2.58	$2.23	16%

Diluted earnings per share	$0.83	$0.71	17%	$2.56	$2.21	16%

Weighted average shares outstanding:
Basic	78,421	79,897		78,937	79,711
Diluted	79,065	80,733		79,511	80,413

NM - Not Meaningful

See Schedules 6 and 7 for a reconciliation of cash earnings from continuing operations to GAAP.

SCHEDULE 3

SEGMENT INFORMATION

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)

	Three Months Ended
	February 29, 2012		February 28, 2011		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings
Revenues:
United States	$302,105	$302,105	$249,194	$249,194	21%	21%
Canada	76,677	76,677	81,066	81,066	(5%)	(5%)

North America merchant services	378,782	378,782	330,260	330,260	15%	15%
Europe	116,196	116,196	90,531	90,531	28%	28%
Asia-Pacific	38,561	38,561	35,591	35,591	8%	8%

International merchant services	154,757	154,757	126,122	126,122	23%	23%

Total revenues	$533,539	$533,539	$456,382	$456,382	17%	17%

Operating income:
North America merchant services	$62,462	$65,697	$62,916	$66,122	(1%)	(1%)
International merchant services	47,911	57,556	35,537	44,171	35%	30%
Corporate	(18,025)	(18,025)	(20,254)	(16,687)	11%	(8%)

Operating income	$92,348	$105,228	$78,199	$93,606	18%	12%

	Nine Months Ended
	February 29, 2012		February 28, 2011		% Change
	GAAP	Cash Earnings	GAAP	Cash Earnings	GAAP	Cash Earnings
Revenues:
United States	$882,946	$882,946	$750,495	$750,495	18%	18%
Canada	253,419	253,419	243,733	243,733	4%	4%

North America merchant services	1,136,365	1,136,365	994,228	994,228	14%	14%
Europe	360,779	360,779	244,208	244,208	48%	48%
Asia-Pacific	109,671	109,671	101,611	101,611	8%	8%

International merchant services	470,450	470,450	345,819	345,819	36%	36%

Total revenues	$1,606,815	$1,606,815	$1,340,047	$1,340,047	20%	20%

Operating income:
North America merchant services	$204,893	$213,808	$198,415	$207,793	3%	3%
International merchant services	148,063	176,824	102,279	120,387	45%	47%
Corporate	(55,419)	(55,419)	(57,244)	(46,504)	3%	(19%)

Operating income	$297,537	$335,213	$243,450	$281,676	22%	19%

See Schedule 8 for reconciliation of cash earnings segment information to GAAP.

SCHEDULE 4

CONSOLIDATED BALANCE SHEETS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
	February 29,		May 31,
	2012		2011
	(unaudited	)
ASSETS
Current assets:
Cash and cash equivalents	$735,733		$1,354,285
Accounts receivable, net of allowances for doubtful accounts of $424 and $472, respectively	156,038		166,540
Claims receivable, net of allowance for losses of $4,417 and $3,870, respectively	1,153		914
Settlement processing assets	179,515		280,359
Inventory	12,380		7,640
Deferred income taxes	3,943		2,946
Prepaid expenses and other current assets	37,737		35,291

Total current assets	1,126,499		1,847,975

Goodwill	760,972		779,637
Other intangible assets, net of accumulated amortization of $230,173 and $197,066, respectively	318,843		341,500
Property and equipment, net of accumulated depreciation of $176,696 and $147,670, respectively	288,428		256,301
Deferred income taxes	98,585		104,140
Other	23,644		20,978

Total assets	$2,616,971		$3,350,531

LIABILITIES AND EQUITY
Current liabilities:
Lines of credit	$215,716		$270,745
Current portion of long-term debt	82,505		85,802
Accounts payable and accrued liabilities	213,613		241,578
Settlement processing obligations	221,247		838,565
Income taxes payable	19,289		7,674

Total current liabilities	752,370		1,444,364

Long-term debt	177,846		268,217
Deferred income taxes	120,748		116,432
Other long-term liabilities	56,803		49,843

Total liabilities	1,107,767		1,878,856

Commitments and contingencies

Redeemable noncontrolling interest	141,897		133,858

Equity:
Preferred stock, no par value; 5,000,000 shares authorized and none issued	—		—
Common stock, no par value; 200,000,000 shares authorized; 78,545,273 issued and outstanding at February 29, 2012 and 80,334,781 issued and outstanding at May 31, 2011	—		—
Paid-in capital	354,191		419,591
Retained earnings	842,487		685,624
Accumulated other comprehensive income	33,299		79,320

Total Global Payments shareholders’ equity	1,229,977		1,184,535

Noncontrolling interest	137,330		153,282

Total equity	1,367,307		1,337,817

Total liabilities and equity	$2,616,971		$3,350,531

SCHEDULE 5

UNAUDITED CONSOLIDATED STATEMENTS OF CASH FLOWS

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
	Nine Months Ended
	February 29, 2012	February 28, 2011
Cash flows from operating activities:
Net income including noncontrolling interests	$205,920	$165,799
Adjustments to reconcile net income to net cash used in operating activities:
Depreciation and amortization of property and equipment	35,821	29,033
Amortization of acquired intangibles	37,676	27,486
Provision for operating losses and bad debts	18,833	15,301
Share-based compensation expense	12,796	11,748
Deferred income taxes	5,858	3,639
Loss on disposal of discontinued operations	—	602
Other, net	(949)	(3,362)
Changes in operating assets and liabilities, net of the effects of acquisitions:
Accounts receivable	10,502	(5,836)
Claims receivable	(11,744)	(11,534)
Settlement processing assets and obligations, net	(523,802)	444,174
Inventory	(4,773)	(69)
Prepaid expenses and other assets	(2,388)	(7,997)
Accounts payable and other accrued liabilities	(22,211)	45,182
Income taxes payable	11,615	19,125

Net cash (used in) provided by operating activities	(226,846)	733,291

Cash flows from investing activities:
Business, intangible and other asset acquisitions, net of cash acquired	(44,245)	(167,775)
Capital expenditures	(71,084)	(77,095)
Preliminary settlement of working capital adjustments from disposition of business	—	(1,921)
Net decrease in financing receivables	1,862	1,514

Net cash used in investing activities	(113,467)	(245,277)

Cash flows from financing activities:
Net (payments) borrowings on lines of credit	(55,029)	109,774
Proceeds from issuance of long-term debt	71,374	202,155
Principal payments under long-term debt	(162,482)	(248,996)
Proceeds from stock issued under employee stock plans	9,630	12,072
Common stock repurchased - share-based compensation plans	(4,847)	—
Repurchase of common stock	(99,604)	(14,900)
Tax benefit from employee share-based compensation	2,036	1,335
Distribution to noncontrolling interests	(24,334)	(6,650)
Dividends paid	(4,740)	(4,782)

Net cash (used in) provided by financing activities	(267,996)	50,008

Effect of exchange rate changes on cash	(10,243)	21,097

Decrease in cash and cash equivalents	(618,552)	559,119
Cash and cash equivalents, beginning of period	1,354,285	769,946

Cash and cash equivalents, end of period	$735,733	$1,329,065

SCHEDULE 6

RECONCILIATION OF QUARTERLY CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)
	Three Months Ended February 29, 2012
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$533,539			$—	$533,539

Operating expenses:
Cost of service	194,218			(12,880)	181,338
Sales, general and administrative	246,973			—	246,973

	441,191			(12,880)	428,311

Operating income	92,348			12,880	105,228

Other income (expense):
Interest and other income	2,368			—	2,368
Interest and other expense	(3,698)			—	(3,698)

	(1,330)			—	(1,330)

Income from continuing operations before income taxes	91,018			12,880	103,898
Provision for income taxes	(25,328)			(3,584)	(28,912)

Income from continuing operations	65,690			9,296	74,986
Less: Net income attributable to noncontrolling interests, net of tax	(7,770)			(1,901)	(9,671)

Net income from continuing operations attributable to Global Payments	$57,920			$7,395	$65,315

Diluted shares	79,065				79,065
Diluted earnings per share	$0.73			$0.10	$0.83

	Three Months Ended February 28, 2011
	GAAP	Employee Termination and Other[2]	Foreign Tax Rate	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$456,382	$—	$—	$—	$456,382

Operating expenses:
Cost of service	168,332	(410)	—	(11,840)	156,082
Sales, general and administrative	209,851	(3,157)	—	—	206,694

	378,183	(3,567)	—	(11,840)	362,776

Operating income	78,199	3,567	—	11,840	93,606

Other income (expense):
Interest and other income	1,631	—	—	—	1,631
Interest and other expense	(4,315)	—	—	—	(4,315)

	(2,684)	—	—	—	(2,684)

Income from continuing operations before income taxes	75,515	3,567	—	11,840	90,922
Provision for income taxes	(20,962)	(765)		(3,487)	(25,214)

Income from continuing operations	54,553	2,802	—	8,353	65,708
Less: Net income attributable to noncontrolling interests, net of tax	(6,334)	—	—	(1,787)	(8,121)

Net income from continuing operations attributable to Global Payments	$48,219	$2,802	$—	$6,566	$57,587

Diluted shares	80,733				80,733
Diluted earnings per share	$0.60	$0.03	$—	$0.08	$0.71

[1]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[2]	Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the three months ended February 29, 2012 and February 28, 2011 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated February 29, 2012 income from continuing operations and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We calculated February 28, 2011 income from continuing operations and earnings per share on a cash basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our Global Service Center, and acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 7

RECONCILIATION OF YEAR TO DATE CASH EARNINGS ATTRIBUTABLE TO GLOBAL PAYMENTS TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands, except per share data)
	Nine Months Ended February 29, 2012
	GAAP			Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$1,606,815			$—	$1,606,815

Operating expenses:
Cost of service	571,685			(37,676)	534,009
Sales, general and administrative	737,593			—	737,593

	1,309,278			(37,676)	1,271,602

Operating income	297,537			37,676	335,213

Other income (expense):
Interest and other income	7,128			—	7,128
Interest and other expense	(12,663)			—	(12,663)

	(5,535)			—	(5,535)

Income from continuing operations before income taxes	292,002			37,676	329,678
Provision for income taxes	(86,082)			(11,081)	(97,163)

Income from continuing operations	205,920			26,595	232,515
Less: Net income attributable to noncontrolling interests, net of tax	(22,845)			(5,911)	(28,756)

Net income from continuing operations attributable to Global Payments	$183,075			$20,684	$203,759

Diluted shares	79,511				79,511
Diluted earnings per share	$2.30			$0.26	$2.56

	Nine Months Ended February 28, 2011
	GAAP	Employee Termination and Other[2]	Foreign Tax Rate[3]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues	$1,340,047	$—	$—	$—	$1,340,047

Operating expenses:
Cost of service	473,578	(2,061)	—	(27,486)	444,031
Sales, general and administrative	623,019	(8,679)	—	—	614,340

	1,096,597	(10,740)	—	(27,486)	1,058,371

Operating income	243,450	10,740	—	27,486	281,676

Other income (expense):
Interest and other income	7,239	—	—	—	7,239
Interest and other expense	(13,455)	—	—	—	(13,455)

	(6,216)	—	—	—	(6,216)

Income from continuing operations before income taxes	237,234	10,740	—	27,486	275,460
Provision for income taxes	(70,489)	(3,384)	2,479	(8,633)	(80,027)

Income from continuing operations	166,745	7,356	2,479	18,853	195,433
Less: Net income attributable to noncontrolling interests, net of tax	(15,138)	—	—	(2,423)	(17,561)

Net income from continuing operations attributable to Global Payments	$151,607	$7,356	$2,479	$16,430	$177,872

Diluted shares	80,413				80,413
Diluted earnings per share	$1.89	$0.09	$0.03	$0.20	$2.21

[1]	Represents adjustments to cost of service to exclude acquisition intangible amortization expense from continuing operations and the related income tax benefit.
[2]	Reflects expenses of start-up costs related to our new Global Service Center in Manila, Philippines and employee termination and relocation benefits and the related income tax benefits.

[3]

Represents a one-time, non-cash write-down of a deferred tax asset we established in July 2009 when we purchased the remaining 49% of our UK business. The write-down resulted from a legislated reduction to the tax rate of 1%.

We supplemented our reporting of income from continuing operations and the related earnings per share information determined in accordance with GAAP by reporting income from continuing operations and the related earnings per share for the nine months ended February 29, 2012 and February 28, 2011 on a “cash earnings” basis in this earnings release as a measure to help evaluate performance. We calculated February 29, 2012 income from continuing operations and earnings per share on a cash basis by excluding acquisition intangible amortization from our results. We calculated February 28, 2011 income from continuing operations and earnings per share on a cash basis by excluding charges related to employee termination and relocation benefits, certain one-time costs related to our Global Service Center, the legislated tax rate reduction and acquisition intangible amortization from our results. We exclude these charges in order to more clearly focus on the factors we believe are pertinent to the daily management of our operations. Our income from continuing operations and earnings per share reported on a cash earnings basis should be considered in addition to, and not as a substitute for, income from continuing operations and earnings per share determined in accordance with GAAP. Our measures of income from continuing operations and earnings per share on a cash earnings basis reflect management’s judgment of particular items, and may not be comparable to similarly titled measures reported by other companies.

SCHEDULE 8

RECONCILIATION OF CASH EARNINGS SEGMENT INFORMATION TO GAAP

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In thousands)
	Three Months Ended February 29, 2012			Three Months Ended February 28, 2011
	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination and Other[2]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues:
United States	$302,105	$—	$302,105	$249,194	$—	$—	$249,194
Canada	76,677	—	76,677	81,066	—	—	81,066

North America merchant services	378,782	—	378,782	330,260	—	—	330,260
Europe	116,196	—	116,196	90,531	—	—	90,531
Asia-Pacific	38,561	—	38,561	35,591	—	—	35,591

International merchant services	154,757	—	154,757	126,122	—	—	126,122

Total revenues	$533,539	$—	$533,539	$456,382	$—	$—	$456,382

Operating income:
North America merchant services	$62,462	$3,235	$65,697	$62,916	$—	$3,206	$66,122
International merchant services	47,911	9,645	57,556	35,537	—	8,634	44,171
Corporate	(18,025)	—	(18,025)	(20,254)	3,567	—	(16,687)

Operating income	$92,348	$12,880	$105,228	$78,199	$3,567	$11,840	$93,606

	Nine Months Ended February 29, 2012			Nine Months Ended February 28, 2011
	GAAP	Cash Earnings Adjustments[1]	Cash Earnings	GAAP	Employee Termination and Other[2]	Cash Earnings Adjustments[1]	Cash Earnings
Revenues:
United States	$882,946	$—	$882,946	$750,495	$—	$—	$750,495
Canada	253,419	—	253,419	243,733	—	—	243,733

North America merchant services	1,136,365	—	1,136,365	994,228	—	—	994,228
Europe	360,779	—	360,779	244,208	—	—	244,208
Asia-Pacific	109,671	—	109,671	101,611	—	—	101,611

International merchant services	470,450	—	470,450	345,819	—	—	345,819

Total revenues	$1,606,815	$—	$1,606,815	$1,340,047	$—	$—	$1,340,047

Operating income:
North America merchant services	$204,893	$8,915	$213,808	$198,415	$—	$9,378	$207,793
International merchant services	148,063	28,761	176,824	102,279	—	18,108	120,387
Corporate	(55,419)	—	(55,419)	(57,244)	10,740	—	(46,504)

Operating income	$297,537	$37,676	$335,213	$243,450	$10,740	$27,486	$281,676

[1]	Represents acquisition intangible amortization expense.
[2]	Represents start-up costs related to our Global Service Center in Manila, Philippines and expenses related to employee termination and relocation benefits.

SCHEDULE 9

OUTLOOK SUMMARY

GLOBAL PAYMENTS INC. AND SUBSIDIARIES

(In millions, except per share data)
	Fiscal 2011 Actual	Fiscal 2012 Outlook	% Change FY11
Revenue Outlook
Revenues	$1,860	$2,150 to $2,200	16% to 18%

EPS Outlook
GAAP diluted EPS	$2.61	$3.10 to $3.18	19% to 22%
Acquisition-related intangibles and non-recurring items [1]	0.47	$0.40	—

Cash EPS	$3.08	$3.50 to $3.58	14% to 16%

[1]	Fiscal 2012 reflects $0.36 of acquisition-related intangibles and $0.04 of non-recurring items. Acquisition-related intangibles accounted for $0.31 in fiscal 2011 and non-recurring items $0.16.